                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               October 12, 2000
                       _________________________________
                       (Date of earliest event reported)

                                   Vyyo Inc.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

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
Delaware                000-30189                     94-3241270
------------------------------------------------------------------
(State of            (Commission File               (IRS Employer
 Incorporation)            No.)                  Identification No.)


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                   20400 STEVENS CREEK BOULEVARD, 8/TH/ FLOOR
                          CUPERTINO, CALIFORNIA 95104
          ____________________________________________________________
          (Address of principal executive offices, including zip code)

                                 (408) 863-2300
              ____________________________________________________
              (Registrant's telephone number, including area code)


         _____________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On October 12, 2000, Vyyo Inc. (the "Registrant") announced that John O'Connell has joined the Registrant as its chief executive officer. Davidi Gilo will continue in his active role as the Registrant's chairman of the board of directors.


ITEM 7.   EXHIBITS

99.1 Press Release of Registrant, dated October 12, 2000.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      VYYO INC.

Date: October 13, 2000                By:
                                          /s/ Eran Pilovsky
                                          -----------------
                                          Eran Pilovsky,
                                          Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX

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Exhibit
Number          Description
-------         -----------
 99.1           Press Release of Registrant, dated October 12, 2000.

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